Exhibit 99.1

CFO Presentation Jeffrey J. Carfora

2013 Annual Meeting Select Financial Highlights 2012

2 Net Interest Income $25.0 $30.0 $35.0 $40.0 $45.0 $50.0 $55.0 2011 2012 $48.9 $51.4 (in millions)

3 PGB Trust & Investments Fee Income $5.0 $6.0 $7.0 $8.0 $9.0 $10.0 $11.0 $12.0 $13.0 2011 2012 $10.7 $12.3 (in millions)

3 Pre - Tax Income (in millions) $5.0 $7.0 $9.0 $11.0 $13.0 $15.0 $17.0 2011 2012 $14.0 $16.1

6 Loan Originations $50 $100 $150 $200 $250 $300 $350 $400 $450 2011 2012 $397 (in millions) $321

7 • Gain on Loans Sold Mortgage Banking Income $0 $200 $400 $600 $800 $1,000 $1,200 $1,400 2011 2012 $502 $1,195 (in thousands)

8 Total Loans $0.50 $0.60 $0.70 $0.80 $0.90 $1.00 $1.10 $1.20 2011 2012 (in billions) $1.04 $1.13

9 Total Deposits $0.20 $0.40 $0.60 $0.80 $1.00 $1.20 $1.40 $1.60 2011 2012 CDs Core CDs 86% Core 88% Core $1.52 CDs (in billions) $1.44

10 Nonperforming Assets $0.0 $5.0 $10.0 $15.0 $20.0 $25.0 $30.0 2011 2012 (in millions) $26.3 $15.2

11 • Leverage Ratio Regulatory Capital 0.00% 1.00% 2.00% 3.00% 4.00% 5.00% 6.00% 7.00% 8.00% Well Capitalized Standard Actual 2012 5.00% 7.27%

12 • Risk Based Ratio Regulatory Capital 0.00% 2.00% 4.00% 6.00% 8.00% 10.00% 12.00% 14.00% Well Capitalized Standard Actual 2012 10.00% 13.08%

13 • Common Equity Ratio GAAP Capital 5.00% 5.50% 6.00% 6.50% 7.00% 7.50% 2011 2012 6.81% 7.32%

14 EPS 0.50 0.60 0.70 0.80 0.90 1.00 1.10 1.20 1.30 2011 2012 (in dollars) 1.25 1.05

15 Q4 2012 Strategic Initiatives • A pool of classified loans was marketed for sale. The sale closed in Q1 2013. • The Company’s Pooled Trust Preferred Securities portfolio was sold. • All Held To Maturity securities were transferred to Available for Sale.

16 Q4 2012 Strategic Initiatives • The organization and set - up of PGB Trust & Investments of Delaware was completed. • Staffing and organizational restructuring was accomplished. • The position of Chairman and CEO was split.

2013 Annual Meeting Select Financial Highlights Q1 2013

18 • Diluted Earnings Per Share Continued Strong Earnings $0.10 $0.15 $0.20 $0.25 $0.30 $0.35 Q1 2012 Q1 2013 $0.30 $0.32

19 Classified Loan Sale Closed • The sale of the pool of classified loans held for sale as of year end closed in March 2013. • Gain of $309,000 after tax was recorded in Q1.

20 • Reach Record Levels Total Loans $1.00 $1.02 $1.04 $1.06 $1.08 $1.10 $1.12 $1.14 $1.16 $1.18 $1.20 Year End 2012 Q1 2013 $1.13 $1.16 (in billions)

21 • Fee Income Improved PGB Trust & Investments Fee Income $2.50 $2.60 $2.70 $2.80 $2.90 $3.00 $3.10 $3.20 $3.30 $3.40 $3.50 Q1 2012 Q1 2013 $3.18 $3.37 (in millions)

22 • Assets Under Administration Reach Record Levels PGB Trust & Investments Assets Under Administration $0.50 $1.00 $1.50 $2.00 $2.50 $3.00 Q1 2012 Year End 2012 Q1 2013 $2.06 $2.30 $2.54 (in billions)

23 • Mortgage Banking Income More Than Doubles Mortgage Banking Income (Gain on Sale of Originated Loans) $50 $100 $150 $200 $250 $300 $350 $400 $450 $500 Q1 2012 Q1 2013 $188 $470 (in thousands)

24 Reduced Provision for Loan Losses $0.00 $0.20 $0.40 $0.60 $0.80 $1.00 $1.20 $1.40 $1.60 Q1 2012 Q1 2013 $1.5 $0.85 (in millions)

25 • Non Performing Assets Ratio Strong Asset Quality Metrics 0.00% 0.20% 0.40% 0.60% 0.80% 1.00% 1.20% 1.40% 1.60% Q1 2012 Q1 2013 1.39% 0.94%

26 Continued Improvement in Common Equity Ratio 6.00% 6.50% 7.00% 7.50% 8.00% Year End 2011 Year End 2012 Q1 2013 7.32% 7.62% 6.81%

27 Continued Improvement in Book Value Per Share $10.00 $10.50 $11.00 $11.50 $12.00 $12.50 $13.00 $13.50 $14.00 $14.50 $15.00 Q1 2012 Q1 2013 $12.70 $14.05

CEO Presentation Douglas L. Kennedy, CEO

“Expanding Our Reach” Annual Meeting April 23, 2013

Vision Statement Peapack - Gladstone Bank 2017… A high - performing boutique bank, leaders in wealth, lending and deposit solutions, known nationally for our unparalleled client service, integrity and trust.

• Our Five Operating Principles Operating Principles #1 We Operate With the Highest Standards of Professionalism #2 We Put Our Clients First by Consistently Delivering “The Peapack - Gladstone Experience” #3 We Compete to Win #4 We are Fully Invested in Our Community #5 We Operate as One Team

Overview Our History • Classic Community Bank Model • Rural Communities & More Simple Times Today • Mature Community Bank Model • Suburban Communities & Great Service Culture • Wealth Management is a Major Differentiator But . . .

Overview . . . We Now Face Considerable Headwinds: • Low Rates Pressuring Our Net Interest Margin • Rapidly Evolving Technology is Transforming Our Industry • Compliance Tsunami is Consuming Resources and has Changed Our Cost Structure But We Will Turn T hese Headwinds into Opportunities, and . . .

Overview . . . Pivot Forward by: • Expanding into Middle Market Commercial & Industrial (C&I) Lending • Growing Our Commercial Real Estate (CRE) & Multifamily Lending • Growing Our Trust and Investment Business • Significantly Expanding Our Residential Mortgage Business • Establishing First - Class Sales Platforms • Remaining Flexible and Being Prepared to Seize Market Opportunities . . . Executing this Strategy Will Create Shareholder Value by Consistently Growing Revenue and Profitability

Overview Our Strategy to Grow Our Businesses Sits on a Strong Foundation. The Four Components of our Foundation are: • Risk Management • Human Resources • Technology • Brand and Marketing

• Enterprise Risk Management Strategic Foundation #1 Business & Regulatory Risk Management Requirements Continue to Rise Silo Risk Management Not Up to Task ERM Aggregates Risk in Different Silos Provides Objective Base for Resource Allocation Increases Transparency into Bank - Wide Risk ERM will: • Reduce Incidence & Magnitude of Losses • Reduce Cost of Regulatory Scrutiny • Ultimately Drive Shareholder Value

Credit Risk Credit Function Interest Rate Risk Comptroller Function Capital & Liquidity Risk Comptroller Function Compliance & Legal Risk Compliance & Legal Functions & Bank - Wide Counterparty & Operational Risk Bank - Wide Reputation Risk Bank - Wide Strategic Risk Board & Senior Management Risk Management Responsibilities • Risk Management Responsibilities Enterprise Risk Management

• Human Resources Strategic Foundation #2 • Peapack - Gladstone Bank Known for First Class Service • Our DNA • Our Competitive Advantage • Train & Coach to Standardize & Perfect the “Experience” Throughout the Bank • Brand & Market this as “The Peapack - Gladstone Experience” Standardize “The Experience” “The Peapack - Gladstone Experience” PGB Known for First Class Service

• Recruiting Human Resources • Our Strategic Plan Calls for 172 New Positions (Excluding Turnover) Over 5 Years, Including : • Commercial Lenders • Deposit Specialists • Wealth Advisors • Recruiting Veteran Talent in these Areas is Key • We Have Hired a Full - Time Recruiter to Research, Find and Recruit Outside Talent Dedicated Recruiter Successful Recruiting Key Many New Hires

• Human Resources Human Resources • Leverage New Talent • Absorb & Integrate Winning Behaviors • Strengthen PGB Culture of Good Manners • Only Courteous Behavior • Foster a Culture of Truth • Share Views Openly • Ongoing Coaching • Strengthen Culture of Teamwork • Teamwork Equals Success Leverage New Talent Culture of Good Manners Culture of Truth & Coaching Culture of Teamwork

• Training & Coaching — Mindset Our Human Resources • Mindset Coaching • Ownership • Accountability • Strategic Commitment • Reinforce with Communication, Performance Management & Incentives • Mindset Coaching Delivery • The Strategic Commitment Group • PGB Management Uninspired Adherence & Compliance Efficiency Total Ownership & Accountability Strategic Commitment Cynicism and Resignation Stagnation Excitement (unsustainable) Chaos Strategic Mindset Quality of Our Plan Culture of Trust Low High High

• Technology Strategic Foundation #3 Functionality Service Level Agreements (SLA’s) New Initiatives Wealth Retail Commercial Wealth User Group Com. User Group Retail User Group Reliability Foundation • Information Systems is the Foundation of the Bank • Reliability • Functionality • New Initiatives • SLA’s w/ LOB’s will Define Levels of Service • LOB Technology User Groups will Drive Continuous Communication

• Define Products & Services for • Wealth • Retail • Commercial • Define Target Client Profiles • Personal • Businesses • Geographic Locations with a Need for Wealth Management Services Define Products & Services • Wealth • Retail • Commercial Define Target Client Profile • Personal • Businesses • Geographic Location • Brand and Marketing Strategic Foundation #4

• Develop Insights Through Rigorous Analytics • Existing Client Analytics • MCIF • Prospective Client Analytics • Market Research • Market Sentiment Analytics • Marketplace Awareness Studies • Focus Groups • Brand Equity Studies Analytics Existing Client Analytics Prospective Client Analytics Market Sentiment Analytics • Analytics Brand & Marketing

• Our Sales Force Expanding Our Reach “Expanding Our Reach” Will Create Four Sales Forces and... • Concierge Banking • Private Banking • Advisory Board • Community Ambassador Group …We Will Selectively Open Private Banking Offices in Contiguous Markets

• Our Retail Sales Force • Will Overlay & Sell Though Our Branch Network • Single Point of Contact for Retail, Commercial & Wealth • Every Conversation Anchored in Wealth • Pure Relationship Management • No Administrative Work • New Business Personalities • Concierge Banking Expanding Our Reach Client Single Point of Contact Concierge Banker Retail, Commercial Banking & Retail Wealth Management

• Concierge Banking Expanding Our Reach Robert Buckley, SVP Sales/Product Development Player/Coach Concierge Banker Concierge Banker Concierge Banker Concierge Banker Alternative Delivery Hub Branch Manager Branch Manager Branch Manager Branch Manager Branch Manager Branch Manager Branches Service & Operations Sales

• Our Commercial & Affluent/ High Net Worth Sales Force • Single Point of Contact • Teams of Three (model) • C&I PB • Wealth PB • Deposit PB • Laser Focus on Relationship Banking • Anchored in Wealth • Private Banking Expanding Our Reach Client • C&I Borrowers • Affluent & HNW Individuals Private Banking Team • C&I, Deposit & Wealth PB’s Solutions • Wealth • C & I • Treasury Management

• Private Banking - PGB’s Multi - Generational Approach Expanding Our Reach Wealth Creation • Start Up Phase • Cash Secured Lending • Mature/Established • Cash Flow • Asset Based Lending Wealth Planning • Management Succession • Next Generation • Partial Monetization • Leveraged Recapitalization • Sale • M&A Advice/ Execution Wealth Monetization • Paid Out Over Time • Immediate Liquidity Event Wealth Management • Investment Management Advice & Execution • Wealth Succession/ Trust • Estate Planning • Tax • Philanthropy PGB’s Comprehensive Multi - Generational Value Proposition for Privately Owned Businesses

• Flat Organizational Design • Wealth & Treasury Management to Lead • New Business Personalities PB Teams C&I PB M&A Mergers & Acquisitions Deposit PB Wealth PB ABL Asset Based Lending • Private Banking Expanding Our Reach CEO Private Banking Private Banking Teams Advisory Board Community Ambassadors • Pure Relationship Management • Minimal Administrative Duties • Shadow P&L • Consultative Multi - Generational Wealth Management Approach

• Advisory Board Expanding Our Reach • Network of Centers of Influence (COI’s) • Accountants & Lawyers • Reward & Recognition Program • Business Referred & Booked Generates Points • Annual Trip Top Prize Referral Program Drives New Business Reward Feedback Loop COI’s Refer Business

• Community Ambassadors Expanding Our Reach • A Community - Based Referral Program Geared toward Non - COI Market • Cash Incentives Based on Business Booked and Shared Equally with PGB Banker • A nnual Stipend/Not Salaried Employees • Primarily Targeted to B to B Businesses , Retirees & Other Professionals Ambassadors Ambassadors Ambassadors Peapack - Gladstone Bank Community

• Yesterday, Today & Tomorrow Retail Banking Yesterday • Simple / Reliable • Order - takers • Long Teller Lines Today • Transactions & Advice • Excellent Service • Short/No Teller Lines Tomorrow • Electronic Banking • Branches Shift from Transactions to Advice

• Trends Retail Banking • Check Volume Declining • Internet & Mobile Replacing Branch Visits • Debit Card Replacing Checks & Cash • Prepaid Cards On Rise • Electronic Payments > 3/4 of Non - Cash Payments 0 10 20 30 40 50 60 70 Checks ACH Credit Card Debit Card Prepaid Card Transactions (Billions) 2006 2009 2010 2011 2012

Hub & Spoke Branch Model Branch of the Future Virtual Banking Analytics To Succeed in Retail , We will Need to Focus on: • Hub & Spoke Branch Model • Branch of the Future • Virtual Banking • Analytics • Underneath It All — The Peapack - Gladstone Experience • Five Areas of Focus Retail Banking The Peapack - Gladstone Experience

• Yesterday, Today & Tomorrow PGB Residential Mortgage Yesterday • PGB was Primarily a Residential Lender • We Originated Locally • We Held Our Originations in Portfolio Today • The Mortgage Business is Half Our Loan Portfolio • We Originate Through Much of Central NJ • We Sell a Good Portion of Our Volume Tomorrow • Mortgage Originations Grow Significantly • Most Volume Sold to Generate Fees • Used as a Lead Product to Drive Wealth Management Business • Origination Teams Co - Located in Regional Private Banking Offices as They Emerge

• Expand Products & Services • I/O LIBOR Jumbo Mortgage Product to Attract and Service New Private Banking Clientele • USDA Rural Housing Loans • NJ Housing Finance Agency Loans • Expand Capabilities • Rate Lock Desk • On - Line Applications New Products I/O LIBOR Jumbo Mortgage Product to Attract and Serve Private Banking Clientele USDA Rural Housing Loans NJ Housing Finance Agency Loans New Capabilities Rate Lock Desk On - Line Applications • New Products & Capabilities PGB Residential Mortgage

• Middle Market C&I: Yesterday, Today & Tomorrow Commercial Yesterday & Today • Practically Non - Existent Tomorrow • Top - Tier C&I Lending Capability • First Class C&I Lender • Leverage C&I to Generate Deposits & Wealth Assets Under Management (AUM)

• Big Banks Dominate Middle Market C&I Lending • But They Under - Love the Space • Big Bank RM’s have Become “Machines” • Have Personal Brand Equity with Clients • But Big Bank RM’s and Clients are Frustrated • Entrepreneurial Spirit Clashes with Rigid Corporate Structure and Undermines Great Execution • Emerging Middle Market C&I Trends Commercial MM C&I RM’s Dissatisfied MM C&I RM’s Are Machines Big Banks Dominate MM C&I

• Recruit Dissatisfied Big Bank C&I RM’s Who Embrace an Entrepreneurial Opportunity • Seize Currently Underserved $1 - 10 Million Loan Market • Build Multi - Generational Relationships with Attractive All in Returns • Leverage C&I to Drive Wealth AUM & Deposits • Diversify Credit Risk • Reduce Interest Rate Risk • Our Middle Market C&I Opportunity Commercial

• Credit Risk Management — Cont’d Commercial • We Will Target High Quality Relationships • Strong & Experienced Ownership • Established Business with Competitive Advantage & Barriers to Entry • Solid History of Profitability • Adequate Capital & Liquidity to Endure Bumps in Road • Reasonable Leverage Relative to Assets , Capital & Enterprise Value • ABL Solutions for Thinner Capitalized Companies • Business Properly Underwrites with Reasonable Due Diligence Loans Strong Ownership Established Business History of Profitability Adequate Capital & Liquidity Reasonable Leverage or ABL Properly Underwrites

• Credit Risk Management Commercial • First, We W ill Separate Loan Production from Credit • Production & Credit have been Combined Until Now • This Has Worked in Our Slower - Growth Past • To Ramp Up Growth and Increase Our Rigor Around Credit Risk Management, We Need to Separate the Two CEO Loan Production Risk Management Credit Risk Management CEO Loan Production Credit Risk Management Separation

• Credit Risk Management — Cont’d Commercial CEO Chief Risk Officer Chief Credit Officer Credit Policy, Loan Approval & Portfolio Analytics Senior Managing Underwriter Credit Analysts • Next, We Will Empower Veteran Credit Talent • CEO with 35 Years Experience at Capital One, North Fork & Fleet • NEW Chief Risk Officer from Morgan Stanley • NEW Managing Senior Underwriter from B of A • Senior Credit Officer Previously with Brown Brothers Harriman • NEW Veteran Credit Underwriters • Ratio of 1 Per 3 RMs • NEW Veteran Portfolio Managers • Ratio of 1 Per 4 RMs

Yesterday • Classic Community Bank Lending Model • Local & Smaller Loans • Limited Diversification • Riskier Loan Types Today • Diversified Loan Portfolio • Expanded Geography • More Sophisticated Underwriting & RM’s Tomorrow • Best in Class Credit Risk Management • Dynamic & Energized Sales Culture • Top Lending Talent • CRE & Multifamily: Yesterday, Today & Tomorrow Commercial

• CMBS Still Out of Play • Continuing Opportunity for Banks • CRE Recovering Slowly • Rents & Vacancies Stabilizing • Demand for High Quality Properties • Multifamily Tailwinds Continue • Low Vacancies • High Demand for Properties • Low Loss Experience • Emerging CRE & Multifamily Trends Commercial Commercial Mortgage - Backed Securities Still Out CRE Recovering Slowly Multifamily Tailwinds Continue

• Multifamily Loss Experience Commercial Multifamily Provides Attractive Through - the - Cycle Returns

• PGB Has Solid CRE & Multifamily (MF) Foundation • Access to Additional CRE & MF RM’s • As in C&I, Big Bank CRE & MF Lenders Often Frustrated • Significant Ability to Safely Ramp Up Multifamily • Strong MF RM’s Generate Quality Volume that will Provide Excellent Returns • Our CRE & Multifamily Opportunity Commercial Solid CRE & MF Foundation Access to New CRE & MF RM’s Specific Opportunity to Ramp Up Multifamily

• Yesterday, Today & Tomorrow Wealth Yesterday • Lower Margin Business • Lacking Depth in Skill Set • Perceived a Small Player Today • High Margin Business • Improved Skill Sets • A Player in the Wealth Market Place Tomorrow • Significant Growth in Assets Under Management (AUM) • Emphasis on High Margin Fiduciary Business • Sophisticated Product Set • More Sophisticated Wealth Management • Our “Secret Sauce”

• Emerging Wealth Trends Wealth • $1 - 10 Million Investors Feeling Insecure • Years of Poor Financial Results • Yearning for Better Advice & Service • Large Competitors Underserve this Market and Skimp on Advice & Service • Competitor Client Satisfaction Generally Low • Our Affluent Market is Rapidly Accumulating Wealth for Retirement • NJ Projected to have the Highest Concentration of Millionaires in the US Investors Feeling Insecure Competitors Skimping on Advice & Service Low Competitor Client Satisfaction

• Our Wealth Opportunity Wealth • Significant Opportunity to Become a Dominant Player in Deep $1 - 10 Million Market • Significant Wealth Concentration in the $1 - 10 Million Space • This Market is Currently Underserved • We Provide Trust Services • The “Peapack - Gladstone Experience” 0% 10% 20% 30% 40% 50% Wealth Distribution Wealth

• Our Competitive Advantages Wealth • “The Peapack - Gladstone Experience” • Fiduciary Services • Coordinated Delivery of Skills • Custom Tailored Investment Management • Perfectly Positioned to Dominate $1 - 10 Million Account Space Perfectly Positioned to Dominate $1 - 10 Million Account Space Custom Tailored Investment Management Coordinated Delivery of Skills Fiduciary Services The Peapack - Gladstone Experience

• Liquidity Liquidity & Capital • The Strategic Plan Calls For Measured and Sustainable Asset Growth • New C&I Loans • New CRE Loans • New Multifamily Loans • New Jumbo Residential Mortgage Loans • Asset Growth Requires Funding • We Have Many Sources of Funding • Core Deposits • Wholesale Funding • Asset Sales • M&A Core Deposits Wholesale Funding Asset Sales M&A

• Liquidity — Cont’d Liquidity & Capital • Wholesale Funding & Asset Sales — Our Supplemental Funding • Federal Home Loan Bank Advances • Brokered CDs • Non - Brokered CDs • REPO’s • Lines of Credit • Security Sales • Loan Sales Wholesale Funding & Asset Sales FHLB Advances Brokered CDs Non - Brokered CDs REPO’s Lines of Credit Security Sales Loan Sales

• Liquidity — Cont’d Liquidity & Capital • Mergers & Acquisitions Also a Source of Funding • Many Small Banks with Attractive Deposit Franchises • Small Banks Under Significant Operating Pressure • Quick Way to Increase Core Deposits • Liquid Target Balance Sheets Increase M&A Value Attractive Deposit Franchises Small Banks Under Pressure Quick Path to Core Deposits Liquid Balance Sheets Preferred M&A

• Capital Liquidity & Capital • Two Types of Capital • Common • Preferred • Common Equity • The “Best” Capital • Dilution an Issue • Preferred Equity • Second Place to Common • Avoids Dilution • $50MM Shelf Registration Capital Common Preferred

Operating Profits Public Offering Private Offering Rights Offering • Capital — Cont’d Liquidity & Capital • Four Paths to Acquiring Capital • Operating Profits • Great Capital But Not Enough to Support Our Planned Rate of Growth • Public Offering • Investment Bank & Road Show • Private Offering • Private Placements with or without Investment Bank & Road Show • Rights Offering • Provides Shareholders Option to Avoid Dilution Capital Robust Investors Relations

• At the CEO Level, I have Committed to Delivering Results on Five Key Strategic Imperatives in 2013 • Improve Our Risk Management • Implement Sales Channels • Assess & Fill Gaps in Our Technology Platform • Manage & Invest in Our Human Capital • Deliver Our Plan Improve Our Risk Management Implement Sales Channels Assess and Fill Gaps in Our Technology Platform Manage and Invest in Our Human Capital Deliver Our Plan • 2013 Strategic Objectives Managing Our Plan

Expanding Our Reach Q & A